SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.    )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

DWS Advisor Funds DWS Advisor Funds III	DWS Institutional Funds DWS Investment Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

DWS FUNDS

Fund	Portfolio:
Cash Management Fund Institutional	Cash Management Portfolio
Cash Management Fund Investment	Cash Management Portfolio
Cash Reserves Fund Institutional	Cash Management Portfolio

DWS International Equity Fund—Advisor Funds	International Equity Portfolio
DWS International Equity Fund —Institutional Funds	International Equity Portfolio

DWS Equity 500 Index Fund	Equity 500 Index Portfolio
DWS S&P 500 Index Fund	Equity 500 Index Portfolio

Money Market Fund Investment	Cash Management Portfolio

Treasury Money Fund Institutional	Treasury Money Portfolio
Treasury Money Fund Investment	Treasury Money Portfolio

Dear Shareholder:

Each Fund listed above operates as a feeder fund in a master-feeder fund arrangement and seeks to achieve its investment objectives by investing all of its investable assets in a corresponding master fund, the Portfolio listed above opposite the Fund.

You have previously received a Proxy Statement and a Proxy Card soliciting your vote on certain proposals relating to your Fund. The Portfolios are also soliciting shareholder votes with respect to certain proposals in the Proxy Statement. When a Portfolio proposes to take actions that require the approval of its shareholders—namely, the feeder funds that hold interests in the Portfolio—the Fund is required to pass through its voting rights with respect to the Portfolio to you, its shareholders. Accordingly, we have enclosed a Voting Instruction Form on which you may direct the Fund on how to vote its shares of the Portfolio.

The Voting Instruction Form is different from the Proxy Card you have previously received along with the Proxy Statement. The Proxy Card is the means by which you vote your shares of the Fund. Please be sure to vote both the Proxy Card and the Voting Instruction Form.

Please refer to the enclosed Voting Instruction Form for the proposals applicable to the Portfolio in which your Fund invests and provide your voting instructions as soon as possible.

If you have any questions, please contact Computershare Fund Services, Inc., the proxy solicitor, at 1-866-807-2148.

Very truly yours,

DWS SCUDDER INVESTMENTS

P.O. BOX 9112 FARMINGDALE, NY 11735

YOUR VOTE IS IMPORTANT!

VOTE TODAY BY MAIL,

TOUCH-TONE PHONE OR THE INTERNET

CALL TOLL FREE 1-888-221-0697 OR

LOG ON TO WWW.PROXYWEB.COM

VOTING INSTRUCTION FORM

SPECIAL MEETING OF SHAREHOLDERS – May 05, 2006

The Fund operates as a feeder fund in a master-feeder fund arrangement with a corresponding master fund (the “Portfolio”). This Voting Instruction Form is solicited by the Fund with respect to its investment in the Portfolio for the Fund’s shareholders that are entitled to instruct the Fund on how to vote shares of the Portfolio held by the Fund.

The undersigned shareholder of the Fund instructs the Fund to vote all shares of the Portfolio held by the Fund attributable to the shareholder’s shares of the Fund at the Meeting of Shareholders of the Fund to be held at the offices of Deutsche Asset Management, 345 Park Avenue, 27th Floor, New York, New York 10154 on May 5, 2006 at 4:00 p.m. (Eastern time), and at any adjournments thereof. ALL PROPERLY EXECUTED VOTING INSTRUCTION FORMS WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED VOTING INSTRUCTION FORM, THE VOTING INSTRUCTION FORM WILL BE VOTED, IN THE CASE OF PROPOSAL I, FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF ALL OTHER PROPOSALS, FOR APPROVAL OF THE PROPOSALS. IF YOU FAIL TO RETURN THIS VOTING INSTRUCTION FORM, THE FUND WILL VOTE ALL PORTFOLIO SHARES ATTRIBUTABLE TO YOUR FUND SHARES IN PROPORTION TO THE VOTING INSTRUCTIONS FOR THE PORTFOLIO SHARES ACTUALLY RECEIVED FROM FUND SHAREHOLDERS.

PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

Dated , 2006

SIGNATURE(S) OF SHAREHOLDER(S) (Sign in the Box)
PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.

DWS Feeder VIF pk

PLEASE REFER TO PROXY STATEMENT TO SEE WHICH PROPOSAL IS APPLICABLE TO YOUR FUND(S).

THE VOTING INSTRUCTION FORM IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND. THE BOARD RECOMMENDS A VOTE, IN THE CASE OF PROPOSAL I, FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF ALL OTHER PROPOSALS, FOR APPROVAL OF EACH PROPOSAL.

Please fill in box as shown using black or blue ink or number 2 pencil.  ☒

PLEASE DO NOT USE FINE POINT PENS.

PROPOSAL I
Election of Board Members
				FOR ALL NOMINEES LISTED (EXCEPT AS NOTED AT LEFT)	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED
NOMINEES:	(01) Henry P. Becton, Jr.	(06) Richard J. Herring	(10) William N. Searcy, Jr.
	(02) Dawn-Marie Driscoll	(07) Graham E. Jones	(11) Jean Gleason Stromberg
	(03) Keith R. Fox	(08) Rebecca W. Rimel	(12) Carl W. Vogt
	(04) Kenneth C. Froewiss	(09) Philip Saunders, Jr.	(13) Axel Schwarzer

(05) Martin J. Gruber
				☐	☐	I
INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NUMBER(S) ON THE LINE IMMEDIATELY BELOW.

	FOR	AGAINST	ABSTAIN
PROPOSAL II-A Approval of an Amended and Restated Investment Management Agreement with the Fund’s Current Investment Adviser.	☐	☐	☐	II-A.

PROPOSAL II-B Approval of an Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc.	☐	☐	☐	II-B.

PROPOSAL II-C Approval of a Sub-Adviser Approval Policy.	☐	☐	☐	II-C.

PROPOSAL III Approval of revised fundamental investment restrictions on:

III-A. Borrowing Money	III-K. Investing for Control	FOR ALL (EXCEPT AS INDICATED)	AGAINST ALL	ABSTAIN ALL
III-B. Pledging Assets	III-L. Acquiring More than 10% of the Voting Securities of Any One Issuer

III-C. Senior Securities	III-M. Restricted and Illiquid Securities

III-D. Concentration for Funds That Will Concentrate in Bank Obligations	III-N. Securities Issued by Other Investment Companies	☐	☐	☐	III.

III-E. Concentration for Funds That Will Not Concentrate in Bank Obligations	III-O. Short Sales

III-F. Underwriting of Securities	III-P. Warrants

III-G. Real Estate Investments	III-Q. Investments in Issuers Whose Securities Are Owned by Officers and Directors/Trustees of the Fund or its Investment Adviser

III-H. Commodities	III-R. Oil, Gas and Mineral Programs

III-I. Lending

III-J. Portfolio Diversification

INSTRUCTIONS: IF YOU WISH TO WITHHOLD A VOTE FROM A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF THE SUB-PROPOSAL ON THE LINE BELOW AND INDICATE A “VOTE AGAINST” OR AN “ABSTENTION”.

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

PLEASE SIGN ON REVERSE SIDE.

DWS VIF 2 pk

THIS VOTING INSTRUCTION FORM IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND. THE BOARD RECOMMENDS A VOTE, IN THE CASE OF PROPOSAL I, FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF ALL OTHER PROPOSALS, FOR APPROVAL OF EACH PROPOSAL.

Please fill in box as shown using black or blue ink or number 2 pencil.  ☒

PLEASE DO NOT USE FINE POINT PENS.

PROPOSAL I Election of Board Members
				FOR ALL NOMINEES LISTED (EXCEPT AS NOTED AT LEFT)	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED
NOMINEES:	(01) Henry P. Becton, Jr.	(06) Richard J. Herring	(10) William N. Searcy, Jr.
	(02) Dawn-Marie Driscoll	(07) Graham E. Jones	(11) Jean Gleason Stromberg
	(03) Keith R. Fox	(08) Rebecca W. Rimel	(12) Carl W. Vogt

	(04) Kenneth C. Froewiss	(09) Philip Saunders, Jr.	(13) Axel Schwarzer

(05) Martin J. Gruber
				☐	☐	I.
INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NUMBER(S) ON THE LINE IMMEDIATELY BELOW.

	FOR	AGAINST	ABSTAIN
PROPOSAL II-A Approval of an Amended and Restated Investment Management Agreement with the Fund’s Current Investment Adviser.	☐	☐	☐	II-A.

PROPOSAL II-B Approval of an Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc.	☐	☐	☐	II-B.

PROPOSAL II-C Approval of a Sub-Adviser Approval Policy.	☐	☐	☐	II-C.

PROPOSAL III Approval of revised fundamental investment restrictions on:

		FOR ALL (EXCEPT AS INDICATED)	AGAINST ALL	ABSTAIN ALL

III-A. Borrowing Money	III-F. Real Estate Investments

III-B. Pledging Assets	III-G. Commodities

III-C. Senior Securities	III-H. Lending	☐	☐	☐	III.

III-D. Concentration	III-I. Portfolio Diversification for Diversified Funds

III-E. Underwriting of Securities	III-U. Oil, Gas and Mineral Programs

INSTRUCTIONS: IF YOU WISH TO WITHHOLD A VOTE FROM A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF THE SUB-PROPOSAL ON THE LINE BELOW AND INDICATE A “VOTE AGAINST” OR AN “ABSTENTION”.

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

PLEASE SIGN ON REVERSE SIDE.

DWS VIF 4 pk

PLEASE REFER TO PROXY STATEMENT TO SEE WHICH PROPOSAL IS APPLICABLE TO YOUR FUND(S).

THIS VOTING INSTRUCTION FORM IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND. THE BOARD RECOMMENDS A VOTE, IN THE CASE OF PROPOSAL I, FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF PROPOSAL II, FOR APPROVAL OF THE PROPOSAL.

Please fill in box as shown using black or blue ink or number 2 pencil.  ☒

PLEASE DO NOT USE FINE POINT PENS.

PROPOSAL I
Election of Board Members				FOR ALL NOMINEES LISTED (EXCEPT AS NOTED AT LEFT)	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED
NOMINEES:	(01) Henry P. Becton, Jr.	(06) Richard J. Herring	(10) William N. Searcy, Jr.
	(02) Dawn-Marie Driscoll	(07) Graham E. Jones	(11) Jean Gleason Stromberg

	(03) Keith R. Fox	(08) Rebecca W. Rimel	(12) Carl W. Vogt

	(04) Kenneth C. Froewiss	(09) Philip Saunders, Jr.	(13) Axel Schwarzer	☐	☐	I.

(05) Martin J. Gruber

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NUMBER(S) ON THE LINE IMMEDIATELY BELOW.

PROPOSAL II Approval of Revised Fundamental Investment Restrictions on:		FOR ALL (EXCEPT AS INDICATED)	AGAINST ALL	ABSTAIN ALL
II-A. Borrowing Money	II-F. Real Estate Investments

II-B. Pledging Assets	II-G. Commodities

II-C. Senior Securities	II-H. Lending	☐	☐	☐	II.

II-D. Concentration	II-I. Portfolio Diversification

II-E. Underwriting of Securities

INSTRUCTIONS: IF YOU WISH TO WITHHOLD A VOTE FROM A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF THE SUB-PROPOSAL ON THE LINE BELOW AND INDICATE A “VOTE AGAINST” OR AN “ABSTENTION”.

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

PLEASE SIGN ON REVERSE SIDE.

DWS 8 VIF pk

PLEASE REFER TO PROXY STATEMENT TO SEE WHICH PROPOSALS ARE APPLICABLE TO THE PORTFOLIO.

THE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE BOARD OF THE FUND. THE BOARD RECOMMENDS A VOTE, IN THE CASE OF PROPOSAL I, FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF ALL OTHER PROPOSALS, FOR APPROVAL OF EACH PROPOSAL.

Please fill in box as shown using black or blue ink or number 2 pencil.  ☒

PLEASE DO NOT USE FINE POINT PENS.

				FOR ALL NOMINEES LISTED (EXCEPT AS NOTED AT LEFT)	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED
PROPOSAL I Election of Board Members for the Portfolio
NOMINEES:	(01) Henry P. Becton, Jr.	(06) Richard J. Herring	(10) William N. Searcy, Jr.
	(02) Dawn-Marie Driscoll	(07) Graham E. Jones	(11) Jean Gleason Stromberg

	(03) Keith R. Fox	(08) Rebecca W. Rimel	(12) Carl W. Vogt	☐	☐	I.

	(04) Kenneth C. Froewiss	(09) Philip Saunders, Jr.	(13) Axel Schwarzer

(05) Martin J. Gruber

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NUMBER(S) ON THE LINE IMMEDIATELY BELOW.

	FOR	AGAINST	ABSTAIN
PROPOSAL II-B Approval of an Amended and Restated Investment Management Agreement for the Portfolio.	☐	☐	☐	II-B.

PROPOSAL II-C Approval of an Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc. for the Portfolio.	☐	☐	☐	II-C.

PROPOSAL II-D Approval of a Sub-Adviser Approval Policy for the Portfolio.	☐	☐	☐	II-D.

PROPOSAL III
Approval of Revised Fundamental Investment Restrictions for the Portfolio on:		FOR ALL (EXCEPT AS INDICATED)	AGAINST ALL	ABSTAIN ALL
III-A. Borrowing	III-F. Commodities

III-B. Senior Securities	III-G. Oil, Gas and Mineral Interests

III-C. Concentration	III-H. Lending	☐	☐	☐	III.

III-D. Underwriting	III-I. Diversification

III-E. Real Estate

INSTRUCTIONS: IF YOU WISH TO WITHHOLD A VOTE FROM A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF THE SUB-PROPOSAL ON THE LINE BELOW AND INDICATE A “VOTE AGAINST” OR AN “ABSTENTION”.

PLEASE SIGN ON REVERSE SIDE.

DWS 10 VIF pk